SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – November 23, 2010

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Atrium Way, Suite 265 Mt. Laurel, New Jersey	08054
(Address of Principal Executive Offices)	(Zip Code)

(856) 273-6980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Effective January 1, 2010, Central European Distribution Corporation (the “Registrant”) as a result of requirements set out in ASC 810, changed the method of consolidation of Whitehall Group, in which the Company controls 49% of voting interest from consolidation to the equity method of accounting. This change was applied retrospectively to all the periods presented in the financial statements. Additionally for the purpose of financial reporting Management analyzed the requirements of U.S. GAAP (mainly ASC 360-10 PP&E and ASC 205-20 Presentation of Financial Statements) and concluded that as of March 31, 2010, the Company’s activities meet the required criteria and therefore it is necessary to present the Company’s distribution business, explained below, as a component held for sale. This resulted in the recording of certain adjustments to amounts previously reported, including changes that affected the Registrant’s previously reported net income. These adjustments are described in further detail in Note 1 to the Consolidated Financial Statements included in Exhibit 99.4. The Registrant is filing this Current Report on Form 8-K to update Items 6, 7, 7A and 8 of its 2009 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 1, 2010, solely to reflect the retrospective effects of these adjustments. The updates to the Registrant’s 2009 Annual Report on Form 10-K included in the attached exhibits do not attempt to modify or update any other disclosures set forth in the Registrant’s 2009 Annual Report on Form 10-K, except as required to reflect the adjustments described above, and do not update or discuss any other developments affecting the Registrant subsequent to March 1, 2010. Accordingly, the updates to the Registrant’s 2009 Annual Report on Form 10-K included in the attached exhibits should be read in conjunction with the Registrant’s filings made with the Securities and Exchange Commission subsequent to the filing of the Registrant’s 2009 Annual Report on Form 10-K, including any amendments to those filings.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Title

23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers Sp. z o.o.).
99.1	Item 6. Selected Financial Data as of and for the years ended December 31, 2009, 2008, 2007, 2006 and 2005.
99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Item 7A. Quantitative and Qualitative Disclosures about Market Risk.
99.4	Item 8. Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Chris Biedermann
Name:	Chris Biedermann
Title:	Vice President and Chief Financial Officer

Date: November 23, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit Title

23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers Sp. z o.o.).
99.1	Item 6. Selected Financial Data as of and for the years ended December 31, 2009, 2008, 2007, 2006 and 2005.
99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Item 7A. Quantitative and Qualitative Disclosures about Market Risk.
99.4	Item 8. Financial Statements and Supplementary Data